EXHIBIT 10.1





                             LOAN AND SECURITY AGREEMENT


                    This Loan and Security Agreement is made as of December 20, 1993 by and among THE BANK OF NEW YORK COMMERCIAL CORPORATION ("Lender"), having offices at 530 Fifth Avenue, New York, New York 10036, GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation and HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York 10913 (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers").

                    WHEREAS, Borrowers have requested that Lender make loans and advances to Borrowers on the terms and conditions set forth in this Agreement.

                    WHEREAS, Lender has agreed to make such loans and advances to Borrower on the terms and conditions set forth in this Agreement.

                    NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

                    1. (A) GENERAL DEFINITIONS. When used in this Agreement, the following terms shall have the following meanings:

                    "ADVANCE RATES" means the Inventory Advance Rate and the Receivables Advance Rate.

                    "AFFILIATE" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                    "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%.

                    "ANCILLARY AGREEMENTS" means all agreements, instruments, and documents including, without limitation, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements whether heretofore, concurrently, or hereafter executed by or on behalf of Borrowers or delivered to Lender, relating to this Agreement or to the transactions contemplated by this Agreement.

                    "BORROWING AGENT" means General Bearing.

                    "BUSINESS DAY" means any day other than a day on which commercial banks in New York are authorized or required by law to close.

                    "CHANGE OF OWNERSHIP" means (a) any transfer (whether in one or more transactions) of ownership of not less than 50% of the common stock of any Borrower held collectively by the Original Owners (including for the purposes of the calculation of percentage ownership, any shares of common stock into which any capital stock of any Borrower held by any of the Original Owners is convertible or for which any such shares of the capital stock of any Borrower or of any other Person may be exchanged and any shares of common stock issuable to such Original Owners upon exercise of any warrants, options or similar rights which may at the time of calculation be held by such Original Owners) to a Person who is neither an Original Owner nor an Affiliate of an Original Owner or (b) any merger, consolidation or sale of substantially all of the property or assets of Borrower.

                    "CLOSING DATE" shall mean December 20, 1993 or such other date as may be agreed upon by the parties hereto.

                    "COLLATERAL" shall mean and include:

                         (A)  all Inventory;

                         (B)  all Equipment;

                         (C)  all General Intangibles;

                         (D)  all Receivables;

                         (E)  all books, records, ledgercards, files,
          correspondence, computer programs, tapes, disks and related data processing software (owned by each Borrower or in which it has an interest) which at any time evidence or contain information relating to (A), (B), (C) and (D) above or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                         (F) documents of title, policies and certificates of insurance, securities, chattel paper, other documents or instruments evidencing or pertaining to (A), (B), (C), (D) and
          (E) above;

                         (G) all guaranties, liens on real or personal property, leases, and other agreements and property which in any way secure or relate to (A), (B), (C), (D), (E) and (F) above, or are acquired for the purpose of securing and enforcing any item thereof;

                         (H) (i) all cash held as cash collateral to the extent not otherwise constituting Collateral, all other cash or property at any time on deposit with or held by Lender for the account of Borrowers (whether for safekeeping, custody, pledge, transmission or otherwise), (ii) all present or future deposit accounts (whether time or demand or interest or non-interest bearing) of Borrowers with Lender or any other Person including those to which any such cash may at any time and from time to time be credited, (iii) all investments and reinvestments (however evidenced) of amounts from time to time credited to such accounts, and (iv) all interest, dividends, distributions and other proceeds payable on or with respect to (x) such investments and reinvestments and (y) such accounts; and

                         (I)  all products and proceeds of (A), (B), (C),
          (D), (E), (F), (G) and (H) above (including, but not limited to, all claims to items referred to in (A), (B), (C), (D), (E), (F),
          (G) and (H) above) and all claims of Borrower against third parties (x) for (i) loss of, damage to, or destruction of, and
          (ii) payments due or to become due under leases, rentals and hires of, any or all of (A), (B), (C), (D), (E), (F), (G) and (H) above and (y) proceeds payable under, or unearned premiums with respect to policies of insurance in whatever form.

                    "CONTRACT RATE" means an interest rate per annum equal to the (i) Alternate Base Rate PLUS (ii) two percent (2.00%).

                    "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under
          Section 414 of the Code.

                    "CURRENT ASSETS" at a particular date, shall mean all cash, cash equivalents, accounts and inventory of General Bearing and its Subsidiaries on a consolidated basis and all other items which would, in conformity with GAAP, be included under current assets on a balance sheet of General Bearing and its Subsidiaries on a consolidated basis as at such date; provided, however, that such amounts shall not include (a) any amounts for any indebtedness owing by an Affiliate of any Borrower, unless such indebtedness arose in connection with the sale of goods or other property in the ordinary course of business and would otherwise constitute current assets in conformity with GAAP, (b) any shares of stock issued by an Affiliate of any Borrower, (c) the cash surrender value of any life insurance policy (d) any assets which would be classified as intangible assets under GAAP, or (e) any prepaid expenses.

                    "CURRENT LIABILITIES" at a particular date, shall mean all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of General Bearing and its Subsidiaries on a consolidated basis as at such date, but in any event including, without limitation, the amounts of (a) all indebtedness payable on demand, or, at the option of the Person to whom such indebtedness is owed, not more than twelve
          (12) months after such date, (b) any payments in respect of any indebtedness (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve
          (12) months after such date, (c) all reserves in respect of liabilities or indebtedness payable on demand or, at the option of the Person to whom such indebtedness is owed, not more than twelve (12) months after such date, the validity of which is contested at such date and (d) all accruals for federal or other taxes measured by income payable within a twelve (12) month period.

                    "CUSTOMER" means and includes the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which such Borrower is to deliver any personal property or perform any services.

                    "DEBT" of General Bearing and its Subsidiaries on a consolidated basis at a particular date shall mean all unsubordinated amounts which would, in conformity with GAAP, be included under liabilities on a balance sheet of General Bearing and its Subsidiaries on a consolidated basis at such date.

                    "DEFAULT RATE" means a rate equal to two (2%) percent per annum in excess of the Contract Rate.

                    "ELIGIBLE INVENTORY" means Inventory which the Lender, in its sole and absolute discretion, determines: (a) is subject to the security interest of Lender and is subject to no other liens or encumbrances whatsoever (other than Permitted Liens);
          (b) is in good condition and meets all standards imposed by any governmental agency, or department or division thereof having regulatory authority over such Inventory, its use or sale including but not limited to the Federal Fair Labor Standards Act of 1938 as amended, and all rules, regulations and orders thereunder; (c) is currently either usable or salable in the normal course of Borrower's business; and (d) is not determined by the Lender, in its sole discretion, to be ineligible for any other reason.

                    "ELIGIBLE RECEIVABLES" shall mean and include each Receivable which conforms to the following criteria: (a) shipment of the merchandise or the rendition of services has been completed; (b) no return, rejection or repossession of the merchandise has occurred; (c) merchandise or services shall not have been rejected or disputed by the Customer and there shall not have been asserted any offset, defense or counterclaim; (d) continues to be in full conformity with the representations and warranties made by Borrowers to the Lender with respect thereto;
          (e) Lender is, and continues to be, satisfied with the credit standing of the Customer in relation to the amount of credit extended; (f) is documented by an invoice in a form approved by Lender and shall not be unpaid more than ninety (90) days from invoice date; (g) less than 25% of the unpaid amount of invoices due from such Customer remain unpaid more than ninety (90) days from invoice date; (h) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Receivable unless such instrument is duly endorsed to and in possession of the Lender or represents a check in payment of a Receivable; (i) if the Customer is located outside of the United States, the goods which gave rise to such Receivable were shipped after receipt by Borrower from or on behalf of the Customer of an irrevocable letter of credit, assigned and delivered to the Lender and confirmed by a financial institution acceptable to the Lender and is in form and substance acceptable to the Lender, payable in the full amount of the Receivable in United States dollars at a place of payment located within the United States;
          (j) such Receivable is not subject to any lien, other than Permitted liens; (k) does not arise out of transactions with any employee, officer, agent, director, stockholder or Affiliate of any Borrower; (l) is payable to any Borrower; (m) does not arise out of a bill and hold sale prior to shipment and, if the Receivable arises out of a sale to any Person to which any Borrower is indebted, the amount of such indebtedness, and any anticipated indebtedness, is deducted in determining the face amount of such Receivable; (n) is net of any returns, discounts, claims, credits and allowances; (o) if the Receivable arises out of contracts between any Borrower and the United States, any state, or any department, agency or instrumentality of any of them, such Borrower has so notified Lender, in writing, prior to the creation of such Receivable, and, if Lender so requests, there has been compliance with any governmental notice or approval requirements, including without limitation, compliance with the Federal Assignment of Claims Act; (p) is a good and valid account representing an undisputed bona fide indebtedness incurred by the Customer therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by any Borrower, or work, labor and/or services rendered by any Borrower; and (q) is otherwise satisfactory to the Lender as determined in good faith by the Lender in the reasonable exercise of its discretion.

                    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the rules and regulations promulgated thereunder.

                    "EQUIPMENT" means and includes all of Borrowers' now owned or hereafter acquired equipment, machinery and goods (excluding Inventory), whether or not constituting fixtures, including, without limitation: plant and office equipment, tools, dies, parts, data processing equipment, furniture and trade fixtures, trucks, trailers, loaders and other vehicles and all replacements and substitutions therefore and all accessions thereto.

                    "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in paragraph 18.

                    "FEDERAL FUNDS RATE" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by The Bank of New York from three Federal funds brokers of recognized standing selected by The Bank of New York.

                    "FIXED CHARGE COVERAGE" means and includes, with respect to General Bearing and its Subsidiaries on a consolidated basis for any fiscal period, the ratio of (a) net income before taxes PLUS interest PLUS depreciation and amortization MINUS capital expenditures to (b) the sum of interest payments PLUS tax payments PLUS long term debt amortization plus dividends paid by General Bearing for such period.

                    "FORMULA AMOUNT" shall have the meaning set forth in paragraph 2(a).

                    "GAAP" means generally accepted accounting principles, practices and procedures in effect from time to time.

                    "GENERAL INTANGIBLES" means and includes all of Borrowers' now owned or hereafter acquired general intangibles as said term is defined in the Uniform Commercial Code in effect in the State of New York including, without limitation, trademarks, tradenames, tradestyles, trade secrets, equipment formulation, manufacturing procedures, quality control procedures, product specifications, patents, patent applications, copyrights, registrations, contract rights, choses in action, causes of action, corporate or other business records, inventions, designs, goodwill, claims under guarantees, licenses, franchises, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature.

                    "GUARANTOR" means individually, General Bearing, Hyatt, Fisco and Seymour Gussack and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and "GUARANTORS" means collectively all such Persons.

                    "GUARANTY AGREEMENTS" means the Guaranty Agreements dated the Closing Date which are executed by each Guarantor in favor of Lender.

                    "HAZARDOUS SUBSTANCE" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated byphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in CERCLA, the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, ET SEQ.), RCRA, Articles 15 and 27 of the New York State Environmental Conservation Law or any other applicable Environmental Law and in the regulations adopted pursuant thereto.

                    "IDB BONDS" means those certain Industrial Development Bonds (General Bearing Corporation Project 1983 Series) issued by The County of Rockland Industrial Development Agency.

                    "INCIPIENT EVENT OF DEFAULT" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                    "INTERCREDITOR AGREEMENT" means that certain
          Intercreditor Agreement dated the Closing Date and executed by Lender and World Machinery Corporation which sets forth the relative priority of their respective liens in the Collateral.

                    "INVENTORY" means and includes all of Borrowers' now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in each Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

                    "INVENTORY ADVANCE RATE" means (i) 40% of the amount of Eligible Inventory consisting of raw materials; PLUS (ii) (a) from the Closing Date through and including February 28, 1994, 45% of the amount of Eligible Inventory consisting of finished goods (b) from March 1, 1994 until the expiration of the Term, 40% of the amount of Eligible Inventory consisting of finished goods; PLUS (iii) (a) from the Closing Date through and including February 28, 1994, 45% of the amount of Eligible Inventory in transit under Letters of Credit and (b) from March 1, 1994 until the expiration of the Term, 40% of the amount of Eligible Inventory in transit under Letters of Credit.

                    "INVENTORY AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time during the Term make available to Borrowers based upon the Inventory Advance Rate (calculated on the basis of the lower of cost or market, on a first-in first-out basis) but which shall not, in any event, exceed $3,400,000 at any time outstanding.

                    "LETTERS OF CREDIT" shall have the meaning set forth in paragraph 2(h).

                    "LETTER OF CREDIT FEES" shall have the meaning set forth in paragraph 5(b)(iv).

                    "LOANS" means the Revolving Credit Advances and all other extensions of credit hereunder (including Letters of Credit).

                    "MAXIMUM LOAN AMOUNT" means $7,000,000.

                    "MAXIMUM REVOLVING AMOUNT" means $7,000,000.

                    "OBLIGATIONS" means and includes all Loans, all advances, debts, liabilities, obligations, covenants and duties owing by Borrowers to Lender (or any corporation that directly or indirectly controls or is controlled by or is under common control with Lender) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, any debt, liability or obligation owing from Borrowers to others which Lender may have obtained by assignment or otherwise and further including, without limitation, all interest, charges or any other payments Borrowers are required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Borrowers' account or incurred by Lender in connection with Borrowers' account whether provided for herein or in any Ancillary Agreement.

                    "ORIGINAL OWNERS" means World Machinery Corporation with respect to General Bearing, and General Bearing with respect to Hyatt and Fisco.

                    "PERMITTED LIENS" means (i) liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (ii) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (a) not overdue or (b) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of Borrowers in conformity with GAAP, (iii) liens in favor of Lender, (iv) liens for taxes
          (a) not yet due or (b) being diligently contested in good faith, provided that adequate reserves with respect thereto are maintained on the books of Borrowers in conformity with GAAP and
          (v) liens specified on SCHEDULE 1(A) hereto.

                    "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                    "PLAN" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of Borrower or any member of the Controlled Group or any such Plan to which Borrower or any member of the Controlled Group is required to contribute on behalf of any of its employees.

                    "PRIME RATE" means the prime commercial lending rate of The Bank of New York as publicly announced in New York, New York to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate. This rate of interest is determined from time to time and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged to any particular class or category of customers.

                    "RECEIVABLES" means and includes all of Borrowers' now owned or hereafter acquired accounts and contract rights, instruments, insurance proceeds, documents, chattel paper, letters of credit and Borrowers' rights to receive payment thereunder, any and all rights to the payment or receipt of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to Borrowers, all proceeds thereof and all files in which Borrower has any interest whatsoever containing information identifying or pertaining to any of Borrowers' Receivables, together with all of Borrowers' rights to any merchandise which is represented thereby, and all Borrowers' right, title, security and guaranties with respect to each Receivable, including, without limitation, all rights of stoppage in transit, replevin and reclamation and all rights as an unpaid vendor.

                    "RECEIVABLES ADVANCE RATE" shall have the meaning set forth in the definition of Receivables Availability.

                    "RECEIVABLES AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Receivables Lender may from time to time during the term of this Agreement make available to Borrowers up to 80% ("Receivables Advance Rate") of the net face amount of Borrower's Eligible Receivables.

                    "REVOLVING CREDIT ADVANCES" shall have the meaning set forth in paragraph 2(a).

                    "SUBORDINATION AGREEMENT" means that certain
          Subordination Agreement dated the Closing Date and executed by Lender and World Machinery Corporation.

                    "SUBSIDIARY" of any Person shall mean a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                    "TANGIBLE NET WORTH" at a particular date means (a) the aggregate amount of all assets of General Bearing and its Subsidiaries on a consolidated basis as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of General Bearing and its Subsidiaries on a consolidated basis PLUS (c) the Subordinated Indebtedness as defined in the Subordination Agreement.

                    "TERM" means the Closing Date through December 19, 1994 subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder.

                    "UNDRAWN AVAILABILITY" means the amount which is (i) the aggregate Receivable Availability and Inventory Availability MINUS (ii) all Loans which are outstanding MINUS (iii) indebtedness more than thirty (30) days past due.

                    (B) ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

                    (C) OTHER TERMS. All other terms used in this Agreement and defined in the Uniform Commercial Code as adopted in the State of New York, shall have the meaning given therein unless otherwise defined herein.

                    2.   LOANS.

                    (a) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Lender may, in its sole discretion, make revolving credit advances (the "Revolving Credit Advances") to Borrowers from time to time during the term of this Agreement which, in the aggregate at any time outstanding, will not exceed the lesser of (x) the Maximum Revolving Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

                    (i)   Receivables Availability, PLUS

                    (ii)  40% of the amount of Eligible Inventory
                    consisting of raw materials; PLUS

                    (iii) (a) from the Closing Date through and including February 28, 1994, 45% of the amount of Eligible Inventory consisting of finished goods and (b) from March 1, 1994 until the expiration of the Term, 40% of the amount of Eligible Inventory consisting of finished goods; PLUS

                    (iv) (a) from the Closing Date through and including February 28, 1994, 45% of the amount of Eligible Inventory in transit under Letters of Credit and (b) from March 1, 1994 until the expiration of the Term, 40% of the amount of Eligible Inventory in transit under Letters of Credit; MINUS

                    (v) the aggregate amount of outstanding Letters of Credit; MINUS

                    (vi) such reserves as Lender may reasonably deem proper and necessary from time to time.

               The sum of 2(a)(i), plus (ii), plus (iii), plus (iv) shall be referred to as the "Formula Amount".

                    (b) Notwithstanding the limitations set forth above, Lender retains the right to lend Borrowers from time to time such amounts in excess of such limitations as Lender may determine in its sole discretion.

                    (c) Each Borrower acknowledges that the exercise of Lender's discretionary rights hereunder may result during the term of this Agreement in one or more increases or decreases in the Advance Rates and each Borrower hereby consents to any such increases or decreases which may limit or restrict advances requested by Borrowers.

                    (d) If Borrowers do not pay any interest, fees, costs or charges to Lender when due, Borrowers shall thereby be deemed to have requested, and Lender is hereby authorized, at its discretion, to make and charge to Borrowers' account a Revolving Credit Advance to Borrowers as of such date in an amount equal to such unpaid interest, fees, costs or charges.

                    (e) Any sums expended by Lender due to any Borrower's failure to perform or comply with its obligations under this Agreement, including but not limited to the payment of taxes, insurance premiums or leasehold obligations, shall be charged to Borrowers' account as a Revolving Credit Advance and added to the Obligations.

                    (f) Lender will account to Borrowers monthly with a statement of all Loans and other advances, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive unless Lender is notified by any Borrower in writing to the contrary within thirty (30) days of the date each account was rendered specifying the item or items to which objection is made.

                    (g) During the Term, Borrowers may borrow, prepay and reborrow Revolving Credit Advances, all in accordance with the terms and conditions hereof.

                    (h) Subject to the terms and conditions hereof, Lender shall (a) issue or cause the issuance of Letters of Credit ("Letters of Credit"); PROVIDED, HOWEVER, that Lender will not be required to issue or cause to be issued any Letters of Credit to the extent that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving Credit Advances PLUS (ii) outstanding Letters of Credit (with the requested Letter of Credit being deemed to be outstanding for purposes of this calculation) to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Formula Amount (which is calculated as if the requested Letter of Credit has been issued). The maximum amount of outstanding Letters of Credit shall not exceed $1,000,000 in the aggregate at any time. All disbursements or payments related to Letters of Credit shall be deemed to be Revolving Credit Advances and shall bear interest at the applicable Contract Rate; Letters of Credit that have not been drawn upon shall not bear interest. Letters of Credit shall be subject to the terms and conditions set forth in the Letter of Credit and Security Agreement attached hereto as EXHIBIT 2(H).

                    (i) Borrowers may request Lender to issue or cause the issuance of a Letter of Credit by delivering to Lender at the Payment Office, Lender's standard form of Letter of Credit and Security Agreement together with Bank's standard form of Letter of Credit Application (collectively, the "Letter of Credit Application") completed to the satisfaction of Lender and, such other certificates, documents and other papers and information as Lender may reasonably request.

                    (j)  Each Letter of Credit shall, among other things,
          (i) provide for the payment of sight drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than six months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each Letter of Credit Application and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400, and any amendments or revision thereof and, to the extent not inconsistent therewith, the laws of the State of New York.

                    (k) In connection with the issuance of any Letter of Credit, Borrowers shall indemnify, save and hold Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Lender, and expenses and reasonable attorneys' fees incurred by Lender arising out of, or in connection with, any Letter of Credit to be issued or created for Borrowers. Each Borrower shall be bound by Lender's or any issuing or accepting Bank's regulations and good faith interpretations of any Letter of Credit issued or created for Borrowers' account, although this interpretation may be different from Borrowers' own, and, neither Lender, the Bank which opened the Letter of Credit, nor any of its correspondents shall be liable for any error, negligence, or mistakes, whether of omission or commission, in following Borrowing Agent's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for Lender's or such correspondents' willful misconduct.

                    (l) Borrowers shall authorize and direct any Bank which issues a Letter of Credit to name the applicable Borrower as the "Account Party" therein and to deliver to Lender all instruments, documents, and other writings and property received by the Bank pursuant to the Letter of Credit and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                    (m) In connection with all Letters of Credit issued or caused to be issued by Lender under this Agreement, each Borrower hereby appoints Lender, or its designee, as its attorney, with full power and authority upon the occurrence and during the continuation of an Event of Default (i) to sign and/or endorse any Borrower's name upon any warehouse or other receipts, letter of credit applications and acceptances; (ii) to sign any Borrower's name on bills of lading; (iii) to clear Inventory through the United States of America Customs Department ("Customs") in the name of any Borrower or Lender or Lender's designee, and to sign and delivery to Customs officials powers of attorney in the name of any Borrower for such purpose; and (iv) to complete in any Borrower's name or Lender's, or in the name of Lender's designee, any order, sale or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof. Neither Lender nor its attorneys will be liable for any acts or omissions nor for any error of judgment or mistakes of fact or law, except for Lender's or its attorney's willful misconduct. This power, being coupled with an interest, is irrevocable as long as any Letters of Credit remain outstanding.

                    (n) The aggregate balance of Loans outstanding at any time shall not exceed the lesser of (x) the Maximum Loan Amount or (y) the Formula Amount.

                    3.   REPAYMENT OF LOANS.

                         Borrowers shall be required to (i) make a mandatory prepayment hereunder at any time that the aggregate outstanding principal balance of the Loans made by Lender to Borrowers hereunder is in excess of the lesser of (x) the Maximum Loan Amount or (y) the Formula Amount, in an amount equal to such excess, and (ii) repay on the expiration of the Term (x) the then aggregate outstanding principal balance of Revolving Credit Advances made by Lender to Borrowers hereunder together with accrued and unpaid interest, fees and charges and (y) all other amounts owed Lender under this Agreement and the Ancillary Agreements, including the aggregate outstanding amount of Letters of Credit.

                    4.   PROCEDURE FOR REVOLVING CREDIT ADVANCES.
          Borrowing Agent may by written notice request a borrowing of Revolving Credit Advances prior to 1:00 P.M. New York time on the Business Day of its request to incur, on that day, a Revolving Credit Advance. All Revolving Credit Advances shall be disbursed from whichever office or other place Lender may designate from time to time and, together with any and all other Obligations of Borrowers to Lender, shall be charged to Borrowers' account on Lender's books. The proceeds of each Revolving Credit Advance made by the Lender shall be made available to Borrowing Agent on the day so requested by way of credit to Borrowers' operating account maintained with such bank as Borrowers designate to Lender. Any and all Obligations due and owing hereunder may be charged to Borrowers' account and shall constitute Revolving Credit Advances.

                    5.   INTEREST AND FEES.

                    (a)  Interest.

                    (i) Except as modified by paragraph 5(a)(iii) below, Borrowers shall pay interest on the unpaid principal balance of the (x) Revolving Credit Advances for each day they are outstanding at the Contract Rate.

                    (ii) Interest shall be computed on the basis of actual days elapsed over a 360-day year. Interest shall be computed by Lender and billed to Borrowers monthly, and shall be payable in arrears on the last day of each month, or, at Lender's option, Lender may charge Borrowers' account for said interest.

                   (iii) Upon the occurrence and during the continuance of an Event of Default, interest shall be payable at the Default Rate.

                    (iv) Notwithstanding the foregoing, in no event shall interest exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this Agreement or an Ancillary Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to provide for interest at said maximum rate and any excess amount shall either be applied, at Lender's option, to the outstanding Loans in such order as Lender shall determine or refunded by Lender to Borrowers.

                    (v) Borrowers shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary
          Agreement, without any deduction whatsoever, including, but not limited to, any deduction for any set-off or counterclaim.

                    (b)  Fees.

                    (i) AMENDMENT FEE. Upon execution of this Agreement, Borrowers shall pay to Lender a fee in an amount equal to $70,000 payable in four (4) equal installments of $17,500 each commencing on the Closing Date and continuing on the first Business Day of each month thereafter, for a period of three consecutive (3) months.

                   (ii) COLLATERAL MONITORING FEE. Upon Lender's performance of any collateral monitoring namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Lender and which monitoring is undertaken by Lender or for Lender's benefit, an amount equal to $600.00 per day, per person, for each person employed to perform such monitoring together with all costs, disbursements and expenses incurred by the Lender and the person performing such collateral monitoring shall be charged to Borrowers' account.

                  (iii) COLLATERAL EVALUATION FEE. Borrowers shall pay a monthly fee to Lender for the evaluation of the collateral in an amount equal to $2,000 per month payable in arrears on the first day of each month after the Closing Date.

                    (iv) LETTER OF CREDIT FEES. Borrowers shall pay Lender (i) (A) for issuing or causing the issuance of a standby Letter of Credit, a fee computed at a rate per annum of two and one-half (2.50%) percent on the outstanding amount thereof from time to time, (B) for issuing or causing the issuance of a Letter of Credit that is not a standby Letter of Credit, a fee computed at a rate per annum equal to one half of one (.50%) percent of the original and each increase in the face amount thereof for each 90 days or part thereof of its term (the fees set forth in (A) and (B) referred to as "Letter of Credit Fees"). Such fees and charges shall be payable (i) in the case of any Letter of Credit, on its opening (ii) in the case of a standby Letter of Credit, (A) monthly thereafter in advance and (B) upon each increase in the outstanding amount thereof, (iii) in the case of any Letter of Credit that is not a standby Letter of Credit, at the time of each increase in face amount thereof. Any such charge in effect at the time of a particular transaction shall be the charge for that transaction, notwithstanding any subsequent change in Bank's prevailing charges for that type of transaction. All Letter of Credit Fees payable hereunder shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                    Following the declaration of an Event of Default or upon expiration of the Term, on demand, Borrowers will cause cash collateral, in an amount equal to outstanding Letters of Credit, to be deposited and maintained in an account with Lender. Borrowers may not receive any such cash except upon payment and performance in full of all Obligations and termination of this Agreement.

                    (c) INCREASED COSTS. In the event that any applicable law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof, or compliance by Lender (for purposes of this Section 5(c), the term "Lender" shall include Lender and any corporation or bank controlling Lender) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

                    (i) subject Lender to any tax of any kind whatsoever with respect to this Agreement or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder or under any Ancillary Agreements (except for changes in the rate of tax on the overall net income of Lender by the jurisdiction in which it maintains its principal office);

                    (ii) impose, modify or hold applicable any reserve, special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                    (iii) impose on Lender any other condition with respect to this Agreement or any Ancillary Agreements;

          and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining its Loans hereunder by an amount that Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Loans by an amount that Lender deems to be material, then, in any case Borrower shall promptly pay Lender, upon its demand, such additional amount as will compensate Lender for such additional cost or such reduction, as the case may be. Lender shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error.

                    (d)  CAPITAL ADEQUACY.

                    (i) In the event that Lender shall have determined that any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (for purposes of this Section 5(d), the term "Lender" shall include Lender and any corporation or bank controlling Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then, from time to time, Borrowers shall pay upon demand to Lender such additional amount or amounts as will compensate Lender for such reduction. In determining such amount or amounts, Lender may use any reasonable averaging or attribution methods. The protection of this Section shall be available to Lender regardless of any possible contention of invalidity or inapplicability with respect to the applicable law, regulation or condition.

                    (ii) A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender with respect to Section 5(d) hereof when delivered to Borrowing Agent shall be conclusive absent manifest error.

                    6.   SECURITY INTEREST.

                    (a) To secure the prompt payment to Lender of the Obligations, each Borrower hereby acknowledges and confirms that Lender has and shall continue to have a lien in all Collateral heretofore granted by Borrowers pursuant to the Original Loan Agreement and to the extent not otherwise granted thereunder each Borrower hereby assigns, pledges and grants to Lender a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located (whether or not the same is subject to Article 9 of the Uniform Commercial Code). All of Borrowers' ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by Lender, be kept by Borrowers in trust for Lender until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by Borrowers shall be deemed to include the foregoing grant, whether or not the same appears therein.

                    (b) Lender may file one or more financing statements disclosing Lender's security interest in the Collateral without any of Borrower's signature appearing thereon or Lender may sign on Borrowers' behalf as provided in paragraph 13 hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement. If any Receivable becomes evidenced by a promissory note or any other instrument for the payment of money, Borrowers will immediately deliver such instrument to Lender appropriately endorsed.

                    7. REPRESENTATIONS CONCERNING THE COLLATERAL. Each Borrower represents and warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Revolving Credit Advance and made as of the time of each and every Revolving Credit Advance hereunder):

                    (a) all the Collateral (i) is owned by Borrowers free and clear of all claims, liens, security interests and encumbrances (including without limitation any claims of infringement) except (A) those in Lender's favor and (B) Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a security interest or requiring notice of or consent to the granting of a security interest;

                    (b) all Receivables (i) represent complete bona fide transactions which require no further act under any circumstances on Borrowers' part to make such Receivables payable by the account debtors, (ii) to the best of each Borrower's knowledge, are not subject to any present, future or contingent offsets or counterclaims, and (iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of Borrowers.

                    8. COVENANTS CONCERNING THE COLLATERAL. During the Term, each Borrower covenants that it shall:

                    (a) not dispose of any of the Collateral whether by sale, lease or otherwise except for (i) the sale of Inventory in the ordinary course of business, and (ii) the disposition or transfer of Equipment in the ordinary course of business during the Term aving an aggregate fair market value of not more than $200,000 so long as such disposition does not adversely affect the business, prospects, profits or condition (financial or otherwise) of Borrowers and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Lender's first priority security interest, subject to the Intercreditor Agreement or (y) the proceeds of which are remitted to Lender in reduction of the Obligations, subject to the Intercreditor Agreement;

                    (b) not encumber, mortgage, pledge, assign or grant any security interest in any Collateral or any of Borrowers' other assets to anyone other than Lender except as set forth on
          SCHEDULE 1(A) attached hereto and made a part hereof;

                    (c) place notations upon Borrowers' books of account and any financial statement prepared by Borrowers to disclose Lender's security interest in the Collateral;

                    (d) defend the Collateral against the claims and demands of all parties;

                    (e) keep and maintain the Equipment in good operating condition, except for ordinary wear and tear, and shall make all necessary repairs and replacements thereof so that the value and operating efficiency shall at all times be maintained and preserved. Borrowers shall not permit any such items to become a fixture to real estate or accessions to other personal property;

                    (f) not extend the payment terms of any Receivable without prompt notice thereof to Lender; and

                    (g) perform all other steps requested by Lender to create and maintain in Lender's favor a valid perfected first security interest in all Collateral.

                    9.   COLLECTION AND MAINTENANCE OF COLLATERAL AND
          RECORDS.
                    Lender may at any time verify Borrowers' Receivables utilizing an audit control company or any other agent of Lender. Lender or Lender's designee may, upon the occurrence and during the continuation of an Event of Default, notify customers or account debtors of Lender's security interest in Receivables, collect them directly and charge the collection costs and expenses to Borrowers' account, but, until Lender gives Borrowing Agent other instructions, Borrowers shall collect all Receivables for Lender, receive all payments thereon for Lender's benefit in trust as Lender's trustee and immediately deliver them to Lender in their original form with all necessary endorsements or, as directed by Lender, deposit such payments as directed by Lender pursuant to paragraphs 23 or 24 hereof. Lender will credit (conditional upon final collection) all such payments to Borrowers' account two (2) Business Days after receipt. Promptly after the creation of any Receivables, Borrowers shall provide Lender with schedules describing all Receivables created or acquired by Borrowers and shall execute and deliver confirmatory written assignments of such Receivables to Lender, but Borrowers' failure to execute and deliver such schedules or written confirmatory assignments of such Receivables shall not affect or limit Lender's security interest or other rights in and to the Receivables. Borrowers shall furnish, at Lender's request, copies of contracts, invoices or the equivalent, and any original shipping and delivery receipts for all merchandise sold or services rendered and such other documents and information as Lender may require. Borrowers shall also provide Lender on a monthly (within ten (10) days after the end of each month) or more frequent basis, as requested by Lender, a detailed or aged trial balance of all of Borrowers' existing Receivables specifying the names and balances due for each account debtor and such other information pertaining to the Receivables as Lender may request. Borrowers shall provide Lender on a monthly (within ten (10) days after the end of each month), or more frequent basis, as requested by Lender, a summary report of Borrowers' current Inventory, certified as true and accurate by Borrowing Agent's President or Chief Financial Officer, as well as an aged trial balance of Borrower's existing accounts payable. Borrowers shall provide Lender, as requested by Lender, such other schedules, documents and/or information regarding the Collateral as Lender may require.

                    10. INSPECTIONS. At all times during normal business hours, Lender shall have the right to (a) visit and inspect Borrowers' properties and the Collateral, (b) inspect, audit and make extracts from Borrowers' relevant books and records, including, but not limited to, management letters prepared by independent accountants, and (c) discuss with Borrowers' principal officers, and independent accountants, Borrowers' business, assets, liabilities, financial condition, results of operations and business prospects. Borrowers will deliver to Lender any instrument necessary for Lender to obtain records from any service bureau maintaining records for Borrowers.

                    11. FINANCIAL INFORMATION. Borrowers shall provide Lender (a) as soon as available, but in any event within ninety
          (90) days after the end of each fiscal year of Borrowers, the balance sheet of General Bearing and its Subsidiaries on a consolidated basis as at the end of such fiscal year and the related statements of income, retained earnings and changes in cash flow for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, which shall have been reported on by independent certified public accountants who shall be satisfactory to Lender and shall be accompanied by an unqualified audit report issued by such independent certified public accountants; (b) as soon as available, drafts of the balance sheet of General Bearing and its Subsidiaries on a consolidated basis as at the end of each fiscal year of Borrowers and the related statements of income, retained earnings and changes in cash flow for such fiscal year, which have been internally prepared by Borrowers; (c) as soon as available, but in any event within thirty (30) days after the close of each month and quarter, the balance sheet of General Bearing and its Subsidiaries on a consolidated basis as at the end of such month and quarter and the related statements of income, retained earnings and changes in cash flow for such month and quarter, which have been internally prepared by Borrowers. All financial statements required under (a), (b) and (c) above shall be prepared in accordance with GAAP, subject to year-end adjustments in the case of monthly and quarterly statements. Together with the financial statements furnished pursuant to (a) above, Borrowers shall deliver a certificate of Borrowers' certified public accountants addressed to Lender stating that (i) they have caused this Agreement and the Ancillary Agreements to be reviewed and (ii) in making the examination necessary for the issuance of such financial statements, nothing has come to their attention to lead them to believe that any Event of Default or Incipient Event of Default exists and, in particular, they have no knowledge of any Event of Default or Incipient Event of Default or, if such is not the case, specifying such Event of Default or Incipient Event of Default and its nature, when it occurred and whether it is continuing. At the times the financial statements are furnished pursuant to (a), (b) and (c) above, a certificate of Borrowing Agent's President or Chief Financial Officer shall be delivered to Lender stating that, based on an examination sufficient to enable him to make an informed statement, no Event of Default or Incipient Event of Default exists, or, if such is not the case, specifying such Event of Default or Incipient Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such event. If any internally prepared financial information, including that required under this paragraph, is unsatisfactory in any manner to Lender, Lender may request that Borrowers' independent certified public accountants review same.

                    In addition to the foregoing financial statements, Borrowers shall furnish Lender no less than thirty (30) days prior to the beginning of each fiscal year commencing with fiscal year 1994, a month by month projected operating budget and cash flow of General Bearing and its Subsidiaries on a consolidated basis for such fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter), such projections to be accompanied by a certificate signed by Borrowing Agent's President or Chief Financial Officer to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

                    12. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower represents and warrants (each of which such representations and warranties shall be deemed repeated upon the making of a request for a Revolving Credit Advance and made as of the time of each Revolving Credit Advance made hereunder), and covenants that:

                    (a) Each Borrower is a corporation duly organized and validly existing under the laws of the State of its incorporation and duly qualified and in good standing in every other state or jurisdiction in which the nature of such Borrower's business requires such qualification;

                    (b) the execution, delivery and performance of this Agreement and the Ancillary Agreements (i) have been duly authorized, (ii) are not in contravention of any of Borrower's certificates of incorporation, by-laws or of any indenture, agreement or undertaking to which any Borrower is a party or by which any Borrower is bound and (iii) are within each Borrower's corporate powers;

                    (c) this Agreement and the Ancillary Agreements executed and delivered by each Borrower are each Borrower's legal, valid and binding obligations, enforceable in accordance with their terms;

                    (d) it keeps and will continue to keep all of its books and records concerning the Collateral at Borrowers' executive offices located at the address set forth in the introductory paragraph of this Agreement and will not move such books and records without giving Lender at least thirty (30) days prior written notice;

                    (e) (i) the operation of each Borrower's business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, including but not limited to all applicable environmental laws and regulations;


                         (ii) Borrowers will establish and maintain a system to assure and monitor continued compliance with all applicable environmental laws, which system shall include periodic reviews of such compliance.

                        (iii) In the event any Borrower obtains, gives or receives notice of any release or threat of release of a reportable quantity of any Hazardous Substances on its property (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions on its property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of any environmental laws affecting its property or any Borrower's interest therein (any of the foregoing is referred to herein as an "Environmental Complaint") from any Person or entity, including any state agency responsible in whole or in part for environmental matters in the state in which such property is located or the United States Environmental Protection Agency (any such person or entity hereinafter the "Authority"), then such Borrower shall, within five (5) Business Days, give written notice of same to the Lender detailing facts and circumstances of which such Borrower is aware giving rise to the Hazardous Discharge or Environmental Complaint and periodically inform Lender of the status of the matter. Such information is to be provided to allow the Lender to protect its security interest in the Collateral and is not intended to create nor shall it create any obligation upon the Lender with respect thereto.

                         (iv) Borrowers shall respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral to any lien, charge, claim or encumbrance. If any Borrower shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Borrower shall fail to comply with any of the requirements of any environmental laws, the Lender may, but without the obligation to do so, for the sole purpose of protecting the Lender's interest in Collateral: (A) give such notices or (B) enter onto Borrowers' property (or authorize third parties to enter onto such property) and take such actions as the Lender (or such third parties as directed by the Lender) deem reasonably necessary or advisable, to clean up, remove, mitigate or otherwise deal with any such Hazardous Discharge or Environmental Complaint. All reasonable costs and expenses incurred by the Lender (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for Revolving Credit Advances shall be paid upon demand by Borrowers, and until paid shall be added to and become a part of the Obligations secured by the Liens created by the terms of this Agreement or any other agreement between Lender and Borrower.

                         (v) Borrowers shall defend and indemnify the Lender and hold the Lender harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by the Lender under or on account of any environmental laws, including, without limitation, the assertion of any lien thereunder, with respect to any Hazardous Discharge, the presence of any hazardous substances affecting Borrowers' property, whether or not the same originates or emerges from Borrowers' property or any contiguous real estate, including any loss of value of the Collateral as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of the Lender. Borrowers' obligations under this paragraph 12(e) shall arise upon the discovery of the presence of any Hazardous Substances on Borrowers' property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any hazardous substances. Borrowers' obligation and the indemnifications hereunder shall survive the termination of this Agreement.

                         (vi) For purposes of paragraph 12(e) all references to Borrowers' property shall be deemed to include all of Borrowers' right, title and interest in and to all owned and/or leased premises.

                    (f) (x) based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder: (i) no Borrower has engaged in any Prohibited Transactions as defined in paragraph 406 of ERISA and paragraph 4975 of the Internal Revenue Code, as amended; (ii) each Borrower has met all applicable minimum funding requirements under paragraph 302 of ERISA in respect of its plans; (iii) no Borrower has knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any Plan; (iv) no Borrower has fiduciary responsibility for investments with respect to any Plan existing for the benefit of persons other than Borrower's employees; and (v) no Borrower has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980; and (y) Borrower does not maintain or contribute to any Plan other than those listed on SCHEDULE 12(F);

                    (g) it is solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage and the fair saleable value of its assets (calculated on a going concern basis) is in excess of the amount of its liabilities;

                    (h) there is no pending or threatened litigation, actions or proceeding which involve the possibility of materially and adversely affecting Borrowers' business, assets, operations, condition or prospects, financial or otherwise, or the Collateral or the ability of Borrowers to perform this Agreement;

                    (i) all balance sheets and income statements which have been delivered to Lender fairly, accurately and properly state the financial condition of Borrowers on a basis consistent with that of previous financial statements and there has been no material adverse change in the financial condition of Borrowers as reflected in such statements since the date thereof and such statements do not fail to disclose any fact or facts which might materially and adversely affect Borrowers' financial condition;

                    (j) (x) it possesses all of the licenses, patents, copyrights, trademarks, tradenames and permits necessary to conduct its business, (y) there has been no assertion or claim of violation or infringement with respect thereof and (z) all such licenses, patents, copyrights, trademarks, tradenames and permits are listed on SCHEDULE 12(J);

                    (k) it will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it;

                    (l) it will promptly inform Lender in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of Borrowers' properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on Borrowers; (ii) any amendment of any of Borrower's certificates of incorporation or by-laws; (iii) any change in Borrowers' business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects which has had or might have a materially adverse effect on Borrowers; (iv) any Event of Default or Incipient Event of Default; (v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which Borrowers are a party or by which Borrowers or any of Borrowers' properties may be bound which would have a material adverse effect on Borrowers' business, operations, property or condition (financial or otherwise) or the Collateral; (vi) any change in the location of Borrowers' executive offices; (vii) any change in the location of any Borrower's Inventory or Equipment from the locations listed on
          SCHEDULE 12(L) attached hereto, (viii) any change in any Borrower's corporate name; (ix) any material delay in any Borrower's performance of any of its obligations to any account debtor and of any assertion of any material claims, offsets or counterclaims by any account debtor and of any allowances, credits and/or other monies granted by it to any account debtor;
          (x) furnish to and inform Lender of all material adverse information relating to the financial condition of any account debtor; and (xi) any material return of goods;

                    (m) it will not (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than Borrowers' indebtedness to Lender and as set forth on SCHEDULE 12(M) attached hereto and made a part hereof; (ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of Borrowers or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of Borrowers; (iii) directly or indirectly, prepay any indebtedness (other than to Lender), or repurchase, redeem, retire or otherwise acquire any indebtedness of Borrowers; (iv) makes advances, loans or extensions of credit to any Person; (v) become either directly or contingently liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise; (vi) enter into any merger, consolidation or other reorganization with or into any ther Person or acquire all or a portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it; (vii) form any Subsidiary or enter into any partnership, joint venture or similar arrangement; (viii) materially change the nature of the business in which it is presently engaged; (ix) change its fiscal year or make any changes in accounting treatment and reporting practices without prior written notice to Lender except as required by GAAP or in the tax reporting treatment or except as required by law; (x) enter into any transaction with any Affiliate, except in ordinary course on arms-length terms; or
          (xi) bill Receivables under any name except the present names of Borrowers;

                    (n) it shall not permit Tangible Net Worth at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                         DATE                TANGIBLE NET WORTH

                    December 31, 1993             5,735,000
                    March 31, 1994                5,775,000
                    June 30, 1994                 5,800,000
                    September 30, 1994            5,850,000


                    (o)  all financial projections of Borrowers'
          performance prepared by Borrowers or at Borrowers' direction and delivered to Lender will represent, at the time of delivery to Lender, Borrowers' best estimate of Borrowers' future financial performance and will be based upon assumptions which are reasonable in light of Borrowers' past performance and then current business conditions;

                    (p) it will not make capital expenditures in any fiscal year which, when aggregated with capital expenditures for all other Borrowers, would exceed $200,000;

                    (q) it shall not permit the Fixed Charge Coverage at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                         DATE                FIXED CHARGE COVERAGE

                    December 31, 1993             1.75 to 1.00
                    March 31, 1994                1.75 to 1.00
                    June 30, 1994                 1.90 to 1.00
                    September 30, 1994            1.90 to 1.00


                    (r) it shall not permit the ratio of Current Assets to Current Liabilities at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                         DATE                        RATIO

                    December 31, 1993             1.10 to 1.00
                    March 31, 1994                1.10 to 1.00
                    June 30, 1994                 1.15 to 1.00
                    September 30, 1994            1.15 to 1.00


                    (s) none of the proceeds of the Loans hereunder will be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation G of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect; and

                    (t) it will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At it's own cost and expense in amounts and with carriers acceptable to Lender, it shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to Borrowers' including, without limitation, business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to Borrowers' insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Borrowers either directly or through authority to draw upon such funds or to direct generally the disposition of such assets;
          (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such workmen's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Borrowers are engaged in business; (v) furnish Lender with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, and (y) appropriate loss payable endorsements in form and substance satisfactory to Lender, naming Lender as loss payee and providing that as to Lender the insurance coverage shall not be impaired or invalidated by any act or neglect of any Borrower and the insurer will provide Lender with at least thirty (30) days notice prior to cancellation. Borrowers shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to lender and not to Borrowers and Lender jointly. If any insurance losses are paid by check, draft or other instrument payable to any Borrower and Lender jointly, Lender may endorse such Borrower's name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender is hereby authorized to adjust and compromise claims. All loss recoveries received by Lender upon any such insurance may be applied to the Obligations, in such order as Lender in its sole discretion shall determine. Any surplus shall be paid by Lender to Borrowers or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Borrower to Lender, on demand.

                    13. POWER OF ATTORNEY. Each Borrower hereby appoints Lender or any other Person whom Lender may designate as each Borrower's attorney, with power to verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors and, upon the occurrence and during the continuation of an Event of Default, with power to (i) endorse any Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (ii) sign any Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against customers, schedules and assignments of Receivables, notices of assignment, financing statements and other public records, verifications of account and notices to or from customers; (iii) execute customs declarations and such other documents as may be required to clear Inventory through Customs; (iv) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and
          (v) notify the post office authorities to change the address for delivery of Borrowers' mail to an address designated by Lender, and to receive, open and dispose of all mail addressed to any Borrower. Each Borrower hereby ratifies and approves all acts of the attorney. Neither Lender nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable which is assigned to Lender or in which Lender has a security interest remains unpaid and until the Obligations have been fully satisfied.

                    14. EXPENSES. Borrowers shall pay all of Lender's out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement. Borrowers shall also pay all of Lender's out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel, in connection with
          (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the Ancillary Agreements, (b) Lender's obtaining performance of the Obligations under this Agreement and any Ancillary Agreements, including, but not limited to, the enforcement or defense of Lender's security interests, assignments of rights and liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, and (d) any consultations in connection with any of the foregoing. Borrowers shall also pay Lender's customary bank charges for all bank services performed or caused to be performed by Lender for Borrowers at Borrowers' request. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by Borrowers to Lender shall be payable on demand and shall be secured by the Collateral. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between Borrowers and Lender which Lender is or may be required to withhold or pay, Borrowers agree to indemnify and hold Lender harmless in respect of such taxes, and Borrowers will repay to Lender the amount of any such taxes which shall be charged to Borrowers' account; and until Borrower shall furnish Lender with indemnity therefor (or supply Lender with evidence satisfactory to it that due provision for the payment thereof has been made), Lender may hold without interest any balance standing to Borrowers' credit and Lender shall retain its security interests in any and all Collateral.

                    15. ASSIGNMENT BY LENDER. Lender may assign any or all of the Obligations together with any or all of the security therefor and any transferee shall succeed to all of Lender's rights with respect thereto. Upon such transfer, Lender shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee. Lender may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Lender and such holder, be entitled to the same benefits as Lender with respect to any security for the Obligations in which such holder is a participant. Each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Borrowers were directly indebted to such holder in the amount of such participation.

                    16. WAIVERS. Each Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which each Borrower might otherwise be entitled.

                    17. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the expiration of the Term. Borrowing Agent may terminate this Agreement at any time upon ninety (90) days' prior written notice ("Termination Date") upon payment in full of the Obligations; PROVIDED, that Borrowers pay an early termination fee in an amount equal to $70,000.

                    18. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

                    (a) failure to make payment of any of the Obligations when required hereunder;

                    (b) failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on Borrowers' books;

                    (c) failure to perform under and/or committing any breach of this Agreement or any Ancillary Agreement or any other agreement between Borrowers and Lender;

                    (d) occurrence of a default under any agreement to which any Borrower is a party with third parties which has a material adverse affect upon such Borrower's business, operations, property or condition (financial or otherwise) including all leases for any premises where Inventory or Equipment is located;

                    (e) any representation, warranty or statement made by any Borrower hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should at any time be false or misleading in any material respect;

                    (f) an attachment or levy is made upon any of any Borrower's assets having an aggregate value in excess of $10,000, or a judgment is rendered against any Borrower or any of any Borrower's property involving a liability of more than $10,000, which shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

                    (g) any change in any Borrower's condition or affairs (financial or otherwise) which in Lender's opinion impairs the Collateral or the ability of Borrowers to perform its Obligations;

                    (h) any lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected lien having a first priority interest except for Permitted Liens;

                    (i) if any Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                    (j) any Borrower shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

                    (k) any Affiliate or any Subsidiary or any Guarantor shall (i) apply for or consent to the appointment of, or the taking possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, (viii) take any action for the purpose of effecting any of the foregoing;

                    (l) any Borrower directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of such Borrower or any interest therein, except as permitted herein;

                    (m) any Borrower fails to operate in the ordinary course of business;

                    (n) Lender shall in good faith deem itself insecure or unsafe or shall fear diminution in value, removal or waste of the Collateral;

                    (o) a default by Borrowers in the payment, when due, of any principal of or interest on any indebtedness for money borrowed;

                    (p) if any Guarantor attempts to terminate, challenges the validity of, or its liability under any Guaranty Agreement;

                    (q) should any Guarantor default in its obligations under any Guaranty Agreement or if any proceeding shall be brought to challenge the validity, binding effect of any Guaranty Agreement, or should any Guarantor breach any representation, warranty or covenant contained in any Guaranty Agreement or should any Guaranty Agreement cease to be a valid, binding and enforceable obligation; or

                    (r)  any Change of Ownership.

                    19. REMEDIES. (a) Upon the occurrence of an Event of Default pursuant to paragraph 18(i) herein, all Obligations shall be immediately due and payable and this Agreement shall be deemed terminated; upon the occurrence and continuation of any other of the Events of Default, Lender shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully satisfied, Lender shall retain its security interest in all Collateral. Lender shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the Uniform Commercial Code, and under other applicable law, all other legal and equitable rights to which Lender may be entitled, including without limitation, the right to take immediate possession of the Collateral, to require Borrowers to assemble the Collateral, at Borrowers' expense, and to make it available to Lender at a place designated by Lender which is reasonably convenient to both parties and to enter any of the premises of Borrowers or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of any Borrower, such Borrower agrees not to charge Lender for storage thereof for a period up to at least sixty (60) days after sale or disposition of said Collateral). Further, Lender may, at any time or times after default by Borrowers, sell and deliver all Collateral held by or for Lender at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Lender, in Lender's sole discretion, deems advisable or Lender may otherwise recover upon the Collateral in any commercially reasonable manner as Lender, in its sole discretion, deems advisable. Except as to that part of the Collateral which is perishable or threatens to decline speedily in nature or is of a type customarily sold on a recognized market, the requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrowing Agent at Borrowing Agent's address as shown in Lender's records, at least ten (10) days before the time of the event of which notice is being given. Lender may be the purchaser at any sale, if it is public. In connection with the exercise of the foregoing remedies, Lender is granted permission to use all of Borrowers' trademarks, tradenames, tradestyles, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (a) Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Lender elects) of all Obligations. Lender will return any excess to Borrowing Agent and Borrowers shall remain liable to Lender for any deficiency.

                    20. WAIVER; CUMULATIVE REMEDIES. Failure by Lender to exercise any right, remedy or option under this Agreement or any supplement hereto or any other agreement between Borrowers and Lender or delay by Lender in exercising the same, will not operate as a waiver; no waiver by Lender will be effective unless it is in writing and then only to the extent specifically stated. Lender's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which Lender may have.

                    21. CONDITIONS TO INITIAL ADVANCES. The agreement of Lender to make the initial Loans requested to be made on the Closing Date is subject to the satisfaction, or waiver by Lender, immediately prior to or concurrently with the making of such Loans, of the following conditions precedent:

                    (a) Lender shall have received executed Guaranty Agreements from each Guarantor in form and substance satisfactory to Lender in its sole discretion.

                    (b) Lender shall have received the Intercreditor Agreement and the Subordination Agreement, both in form and substance satisfactory to Lender in its sole discretion.

                    (c) Lender shall have received a certificate from Borrowing Agent's chief financial officer or president certifying that Borrowers have received not less than $500,000 in cash as a capital contribution from a third party.

                    (d) Lender shall have received the executed legal opinion of Kurtzman, Haspel & Stein in form and substance satisfactory to Lender which shall cover such matters incident to the transactions contemplated by this Agreement and related agreements as Lender may reasonably require.

                    (e) On the Closing Date, after giving effect to all Loans which are outstanding, Undrawn Availability shall be in excess of $500,000.

                    (f) Lender shall have received appraisals, the results of which shall be in form and substance satisfactory to Lender, of Borrowers' assets and all books and records in connection therewith.

                    (g) The Plan shall (a) provide that Borrowers assume and/or adopt all executory contracts and unexpired leases arising from or relating to (i) the improved real property located at Blauvelt, New York and (ii) the IDB Bonds and (b) ratify and reaffirm all of Borrowers' obligations arising from or relating to the IDB Bonds.

                    22.  APPLICATION OF PAYMENTS.  Each Borrower
          irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Lender from or on any Borrower's behalf and each Borrower hereby irrevocably agrees that Lender shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against Borrowers' Obligations hereunder in such manner as Lender may deem advisable notwithstanding any entry by Lender upon any of Lender's books and records.

                    23. DEPOSITORY ACCOUNTS. Any payment received by Borrowers on account of any Collateral shall be held by Borrowers in trust for Lender and Borrowers shall promptly deliver same in kind to Lender or deposit all such payments into a cash collateral account at such bank as Lender may designate for application to payment of the Obligations. Each Borrower shall also execute such further documents as Lender may deem necessary to establish such an account and all funds deposited in such account shall immediately be deemed Lender's property.

                    24. LOCK BOX ACCOUNTS. Each Borrower shall, at Lender's request, instruct all of its customers and account debtors to make such payments on account of Receivables to an account under Lender's dominion and control at such bank as Lender may designate. Each Borrower shall also execute such further documents as Lender may deem necessary to establish such an account and all funds deposited in such account shall immediately be deemed Lender's property.

                    25. REVIVAL. Borrowers further agree that to the extent Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

                    26. APPOINTMENT. (a) Each Borrower hereby irrevocably designates Borrowing Agent as its attorney and agent to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of each Borrower, and does hereby authorize Lender to pay over or credit all loan proceeds hereunder in accordance with the advance request made by Borrowing Agent.

                         (b) It is understood and agreed by each Borrower that the handling of this credit facility in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Lender shall not incur any liability to Borrowers as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby agrees to indemnify Lender and to hold Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of Lender's handling of the financing arrangements of the Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Paragraph 26 except due to the gross (not mere) negligence or willful misconduct by the indemnified party.

                         (c) Each Borrower represents and warrants to Lender that (i) the Borrowers have one or more common shareholders, directors and officers, (ii) the businesses and corporate activities of the other Borrowers are closely related to, and substantially benefit, the business and corporate activities of such Borrower, (iii) the financial and other operations of the Borrowers are performed on a combined basis as if the Borrowers constituted a consolidated corporate group, (iv) such Borrower has received substantial economic benefit from entering into this Agreement and shall receive substantial economic benefit from the application of each Loan hereunder, in each case whether or not such amount is used directly by such Borrower, and (v) all extensions of credit hereunder by the Borrowing Agent are for the exclusive and indivisible benefit of all Borrowers as though, for purposes of this Agreement and the Ancillary Agreements and the allocation of any Collateral thereunder, the Borrowers constituted a single entity.

                    27. JOINT AND SEVERAL OBLIGATIONS. Each Borrower further agrees that all Obligations shall be joint and several, and that each Borrower shall make payment upon any of the Obligations upon their maturity by acceleration or otherwise, and that such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearances granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against the other Borrower, the release by Lender of any Collateral now or hereafter acquired from any Borrower, failure of Lender to realize upon such Collateral in a commercially reasonably manner, and that such agreement by each Borrower to pay upon any notice issued pursuant hereto is unconditional and unaffected by prior recourse by Lender to the other Borrower or any Collateral or the lack thereof.

                    28. WAIVER OF SUBROGATION. Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Borrower may now or hereafter have against any Borrower or other Person directly or contingently liable for the obligations hereunder, or against or with respect to any Borrower's property (including, without limitation, any property which is Collateral), arising from the existence or performance of this Agreement.

                    29. NOTICES. Any notice or request hereunder may be given to Borrowing Agent or Lender at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this paragraph. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, or by overnight mail or by telecopy (confirmed by mail). Notices and requests shall be, in the case of those by mail or overnight mail, deemed to have been given when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

                    Notices shall be provided as follows:

          If to the Lender:   The Bank of New York Commercial Corporation
                              530 Fifth Avenue
                              New York, New York 10036
                              Attention: Robert Nuytkens
                              Telephone: (212) 852-4207
                              Telecopy:  (212) 852-4013

          with a copy to:     Hahn & Hessen
                              350 Fifth Avenue
                              New York, New York  10118
                              Attention:  Steven J. Seif, Esq.
                              Telephone: (212) 736-1000
                              Telecopy:  (212) 594-7167

          If to Borrowing     General Bearing Corporation
          Agent:              44 High Street
                              West Nyack, New York 10994
                              Attention: David Gussack
                              Telephone: (914) 358-6000
                              Telecopy:  (914) 358-6277

          With a copy to:     Kurtzman, Haspel & Stein
                              9 Perlman Drive
                              Spring Valley, New York 10977
                              Attention: Eric Kurtzman, Esq.
                              Telephone: (914) 352-8800
                              Telecopy:  (914) 352-8865

                    30. GOVERNING LAW AND WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED TO, THE UNIFORM COMMERCIAL CODE OF NEW YORK. EACH BORROWER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR ANY OTHER OBLIGATIONS SHALL BE LITIGATED IN THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, AT LENDER'S OPTION, IN ANY OTHER COURTS LOCATED IN NEW YORK STATE OR ELSEWHERE AS LENDER MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND EACH BORROWER SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. EACH BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO EACH BORROWER AT SUCH BORROWER'S ADDRESS APPEA ING ON LENDER'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. BOTH PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN BORROWERS AND LENDER AND EACH BORROWER WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

                    31.  LIMITATION OF LIABILITY.  Each Borrower
          acknowledges and understands that in order to assure repayment of the Obligations hereunder Lender may be required to exercise any and all of Lender's rights and remedies hereunder and agrees that neither Lender nor any of Lender's agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith.

                    32. ENTIRE UNDERSTANDING. This Agreement and the Ancillary Agreements contain the entire understanding between Borrowers and Lender and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by Borrowers' and Lender's respective officers. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                    33. MODIFICATION. This Agreement and the Ancillary Agreements constitute the complete agreement between the parties with respect to the subject matter hereof and thereof and may not be modified, altered or amended except by an agreement in writing signed by the parties hereto and thereto.

                    34. SEVERABILITY. Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

                    35. CAPTIONS. All captions are and shall be without substantive meaning or content of any kind whatsoever.

                    36. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

                    37. CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

                    IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                   GENERAL BEARING CORPORATION

                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________



                                   HYATT RAILWAY PRODUCTS CORP.


                                   By:_________________________
                                   Name:_______________________
                                   Title:______________________


                                   THE BANK OF NEW YORK COMMERCIAL
                                   CORPORATION


                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________


     [PAGE BREAK]

                                  LIST OF SCHEDULES


          Schedule 1(A) Permitted Liens
          Schedule 12(f) Plans
          Schedule 12(j) Licenses, Patents, Trademarks and Copyrights
          Schedule 12(l) Inventory Locations
          Schedule 12(m) Permitted Indebtedness


     [PAGE BREAK]

          Schedule 12(f)

                                        Plans

               General Bearing Corporation and Hyatt Railway Products Corp. maintain the General Bearing Corporation Profit Sharing Trust which covers certain eligible salaried and nonunion employees.


     [PAGE BREAK]

          Schedule 12(j)

                     Licenses, Patents, Trademarks and Copyrights
                                     [PAGE BREAK]
          Schedule 12(m)

                                Permitted Indebtedness

               Indebtedness owed by Borrowers to World Machinery Company in the principal amount of $2,500,000.00


     [PAGE BREAK]


                                   AMENDMENT NO. 1

                                          TO

                             LOAN AND SECURITY AGREEMENT

               THIS AMENDMENT NO. 1 ("Amendment") is entered into as of April __, 1994, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 530 Fifth Avenue, New York, New York 10036 ("Lender").

                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender amend the Loan Agreement to (i) temporarily increase the Maximum Loan Amount and the Inventory Advance Rate (ii) amend the definition of Inventory Availability and (iii) increase the maximum amount of outstanding Letters of Credit, and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. The following defined terms in Section 1.2 are hereby amended in their entirety to provide as follows:

               "INVENTORY ADVANCE RATE" means (i) 40% of the amount of Eligible Inventory consisting of raw materials; PLUS (ii)(a) from the Closing Date through and including June 30, 1994, 45% of the amount of Eligible Inventory consisting of finished goods
          (b) from July 1, 1994 until the expiration of the Term, 40% of the amount of Eligible Inventory consisting of finished goods; PLUS (iii)(a) from the Closing Date through and including
          June 30, 1994, 45% of the amount of Eligible Inventory in transit under Letters of Credit and (b) from July 1, 1994 until the expiration of the Term, 40% of the amount Eligible Inventory in transit under Letters of Credit.

               "INVENTORY AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time during the Term make available to Borrowers based upon the Inventory Advance Rate (calculated on the basis of the lower of cost or market, on a first-in first-out basis) but which shall not, in any event exceed at any time outstanding the lesser of
          (i) $4,000,000, and (ii) 50% of the then outstanding Loans.

               "MAXIMUM LOAN AMOUNT" means (i) from April 14, 1994 through and including June 30, 1994, $8,000,000 and (ii) at all other times during the Term, $7,000,000.

               "MAXIMUM REVOLVING AMOUNT" means (i) from April 14, 1994 through and including June 30, 1994, $8,000,000 and (ii) at all other times during the Term, $7,000,000.

               2.2. The second full sentence of Section 2(h) of the Loan Agreement is hereby amended by deleting "$1,000,000" and inserting "$1,600,000" in its place and stead.

               3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., Seymour Gussack, General Bearing and Hyatt as guarantors and (ii) an amendment fee in the amount of $10,000 which fee shall be charged to Borrowers' account.

               4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 1.

                    (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

               5.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     [PAGE BREAK]


               8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL


                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

          CONSENTED AND AGREED TO:

          _____________________________
                SEYMOUR GUSSACK

          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________



     [PAGE BREAK]

                                   AMENDMENT NO. 2

                                          TO

                             LOAN AND SECURITY AGREEMENT



               THIS AMENDMENT NO. 2 ("Amendment") is entered into as of May __, 1994, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 530 Fifth Avenue, New York, New York 10036 ("Lender").


                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by an Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender amend the Loan Agreement to (i) increase the Maximum Loan Amount, (ii) amend the definition of Inventory Availability, (iii) increase the maximum amount of outstanding Letters of Credit and (iv) amend certain financial covenants, and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. The following defined terms in Section 1.2 are hereby amended in their entirety to provide as follows:

               "INVENTORY AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time during the Term make available to Borrowers based upon the Inventory Advance Rate (calculated on the basis of the lower of cost or market, on a first-in first-out basis) but which shall not, in any event exceed at any time outstanding the lesser of
          (i) $5,000,000, and (ii) 50% of the then outstanding Loans.

               "MAXIMUM LOAN AMOUNT" means $10,000,000.

               "MAXIMUM REVOLVING AMOUNT" means $10,000,000.

               2.2. The second full sentence of Section 2(h) of the Loan Agreement is hereby amended by deleting "$1,600,000" and inserting "$1,800,000" in its place and stead.

               2.3. Subsections (n), (p), (q) and (r) of Section 12 of the Loan Agreement are hereby amended in their entirety to provide as follows:

               (n) it shall not permit Tangible Net Worth at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                                                      Tangible Net
                                  DATE                    WORTH

                          December 31, 1993            $4,165,000
                          March 31, 1994                4,565,000
                          June 30, 1994                 4,550,000
                          September 30, 1994            5,125,000
                          December 31, 1994             6,115,000

               (p) it will not make capital expenditures in any fiscal year which, when aggregated with capital expenditures for all other Borrowers, would exceed $1,200,000 of which up to $750,000 may be externally financed on terms and acceptable to Lender;

               (q) it shall not permit the Fixed Charge Coverage at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                                  DATE           FIXED CHARGE COVERAGE

                          December 31, 1993            1.75:1.00
                          March 31, 1994               1.75:1.00
                          June 30, 1994                3.00:1.00
                          September 30, 1994           1.40:1.00
                          December 31, 1994            2.50:1.00

               (r) it shall not permit the ratio of Current Assets to Current Liabilities at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:
                                  DATE                   RATIO

                          December 31, 1993            1.10:1.00
                          March 31, 1994               1.10:1.00
                          June 30, 1994                1.05:1.00
                          September 30, 1994           1.00:1.00
                          December 31, 1994            1.05:1.00


               2.4. A new subsection 12(r-1) is hereby inserted after subsection 12(r) which provides as follows:

                    (r-1) it shall not permit the ratio of (x) the sum of cash PLUS cash equivalents PLUS accounts receivable, to
                    (y) Current Liabilities, at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                                  DATE                QUICK RATIO

                          June 30, 1994                .35 to 1.0
                          September 30, 1994           .35 to 1.0
                          December 31, 1994            .35 to 1.0


               3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., Seymour Gussack, General Bearing and Hyatt as guarantors and (ii) the first $10,000 installment of a total amendment fee in the amount of $30,000 which installment shall be charged to Borrowers' account. The second and third installments of the amendment fee, each in the sum of $10,000, shall be due and payable on July 1, 1994 and August 1, 1994, respectively, and shall be charged to Borrowers' account.

               4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

               5.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

          CONSENTED AND AGREED TO:

          _____________________________
                SEYMOUR GUSSACK

          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION

          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________



     [PAGE BREAK]

                                   AMENDMENT NO. 3

                                          TO

                             LOAN AND SECURITY AGREEMENT


                    THIS AMENDMENT NO. 3 ("Amendment") is entered into as of November__, 1994, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994 and (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender amend the Loan Agreement to (i) increase the Maximum Loan Amount and the Inventory Advance Rate, (ii) amend the definition of Inventory Availability, and (iii) amend the definition of Term, and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. The following defined terms in Section 1.2 are hereby amended in their entirety to provide as follows:

                    "INVENTORY ADVANCE RATE" means (i) 50% of the amount of Eligible Inventory consisting of raw materials; PLUS (ii) 50% of the amount of Eligible Inventory consisting of finished goods; PLUS (iii) 50% of the amount of Eligible Inventory in transit under Letters of Credit.

               "INVENTORY AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Inventory Lender may from time to time during the Term make available to Borrowers based upon the Inventory Advance Rate (calculated on the basis of the lower of cost or market, on a first-in first-out basis) but which shall not, in any event exceed $8,000,000 at any time outstanding.

               "MAXIMUM LOAN AMOUNT" means $15,000,000.

               "MAXIMUM REVOLVING AMOUNT" means $15,000,000.

               "RECEIVABLES AVAILABILITY" means the amount of Revolving Credit Advances against Eligible Receivables Lender may from time to time during the term of this Agreement make available to Borrowers up to 85% ("Receivables Advance Rate") of the net face amount of Borrower's Eligible Receivables.

               "TERM" means the Closing Date through December 20, 1996 subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder.

               2.2. Section 1.2 is hereby further amended by adding the following defined term in the appropriate alphabetical order:

               "EFFECTIVE DATE" shall mean the date Amendment No. 3 to Loan and Security Agreement becomes effective.

               2.3. Section 2(a)(y) is hereby amended in its entirety to provide as follows:

                (y)  an amount equal to the sum of:

                    (i)  Receivables Availability; PLUS

                   (ii)  Inventory Availability; MINUS

                  (iii) the aggregate amount of outstanding Letters of Credit; MINUS

                  (iv) such reserves as Lender may reasonably deem proper and necessary from time to time.

                         The sum of 2(a)(y)(i) plus (ii) shall be referred to as the "Formula Amount".

               2.4. Section 2(b) is hereby amended in its entirety to provide as follows:

                    (i) Notwithstanding the limitations set forth above, Lender retains the right to lend Borrowers from time to time such amounts in excess of such limitations as Lender may determine in its sole discretion; and

                   (ii) Notwithstanding the Inventory Advance Rate set forth in Section 1.2, Borrowers may elect to have the Inventory Advance Rate permanently reduced to 45% of the Eligible Inventory consisting of raw materials, 45% of the Eligible Inventory consisting of finished goods, and 45% of the Eligible Inventory in transit under Letters of Credit at any time during the life of the Loan Agreement. If Borrowers so elect, the Contract Rate will be reduced by one quarter of one percent (0.25%) per annum.

               2.5. Section 5(a)(i) is hereby amended in its entirety to provide as follows:

                    (i) Except as modified by paragraphs 5 (a) (iii), (vi) and (viii) below, Borrowers shall pay interest on the unpaid principal balance of the Revolving Credit Advances for each day they are outstanding at the Contract Rate.

               2.6. Section 5(a) is hereby amended by inserting the following provisions at the end thereof:

                   (vi) Notwithstanding the foregoing, if the Borrowers elect under Section 2(b)(ii) to have the Inventory Advance Rate permanently reduced, then the Contract Rate will be reduced by one quarter of one percent (0.25%) per annum.

                  (vii) Notwithstanding the foregoing, if the sales and net income of Borrowers on a consolidated basis for any rolling three (3) month period is at least ninety five percent (95%) of the amounts projected to be achieved by Borrowers for such rolling three
                         (3) month period as set forth on the October 1994 projections delivered by Borrowers to Lender and annexed hereto as SCHEDULE 5(A)(VII) (the "October Projections") and if the amount of Borrowers' inventory for any rolling three (3) month period does not vary from the amount projected by Borrowers in the October Projections by more than five percent (5%), then the Contract Rate will be reduced by one quarter of one percent (0.25%) per annum.

               2.7. Section 5(b) is hereby amended by inserting the following provision at the end thereof:

               (v) RESTRUCTURING FEE. Borrowers shall pay to Lender a fee in an amount equal to $50,000, of which $20,000 is payable on the Effective Date, and $30,000 is payable in two (2) consecutive equal monthly installments of $15,000 each the first of which shall be paid thirty
                    (30) days after the Effective Date. Payments of this fee may be charged to Borrowers' account.

               2.8. The proviso appearing at the end of Section 17 is hereby amended in its entirety to provide as follows:

                    PROVIDED, that if Borrowers voluntarily prepay the Loans in full prior to the expiration of the Term, Borrowers at the time of prepayment shall pay to Lender an early termination fee in an amount equal to $300,000 if the Loans are prepaid in full prior to December 20, 1995, or $150,000 if the Loans are prepaid in full on or after December 21, 1995 and prior to the end of the Term.

               2.9. Subsections (n), (q) and (r) of Section 12 are hereby amended in their entirety to provide as follows:

                 (n) it shall not permit Tangible Net Worth at the end of each fiscal quarter set forth below to be less than the amount set forth opposite such date:

                         DATE                TANGIBLE NET WORTH

                    December 31, 1994            $5,315,000
                    March 31, 1995                5,695,000
                    June 30, 1995                 5,745,000
                    September 30, 1995            6,275,000
                    December 31, 1995             6,840,000
                            and thereafter

                 (q) it shall not permit the Fixed Charge Coverage at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                         DATE                FIXED CHARGE COVERAGE

                    December 31, 1994             1.80 to 1.00
                    March 31, 1995                0.90 to 1.00
                    June 30, 1995                 1.00 to 1.00
                    September 30, 1995            2.80 to 1.00
                    December 31, 1995             3.90 to 1.00
                            and thereafter



                 (r) it shall not permit the ratio of Current Assets to Current Liabilities at the end of each fiscal quarter set forth below to be less than the amount set forth opposite such date:

                         DATE                        RATIO

                    December 31, 1994             1.10 to 1.00
                    March 31, 1995                1.10 to 1.00
                    June 30, 1995                 1.10 to 1.00
                    September 30, 1995            1.10 to 1.00
                    December 31, 1995             1.10 to 1.00
                            and thereafter

          Lender agrees to consider adjusting the covenants set forth above for each of Tangible Net Worth, Fixed Charge Coverage and ratio of Current Assets to Current Liabilities for the fiscal quarters ending March 31, 1996, June 30, 1996 and September 30, 1996. Borrower shall provide Lender with fiscal projections for such fiscal periods no later than November 15, 1995 to enable Lender to make such determination. However, nothing contained herein shall obligate Lender to amend any of the foregoing covenants.

               3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., General Bearing and Hyatt as guarantors, (ii) four (4) copies of a guaranty executed by David Gussack in form and substance satisfactory to Lender, and (iii) the first $20,000 installment of a total Restructuring Fee in the amount of $50,000 (which installment shall be charged to Borrowers' account).

               4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrowers has any defense, counterclaim or offset with respect to the Loan Agreement.

               5.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.
                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

          CONSENTED AND AGREED TO:



          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________


     [PAGE BREAK]

                                   AMENDMENT NO. 4

                                          TO

                             LOAN AND SECURITY AGREEMENT


                    THIS AMENDMENT NO. 4 ("Amendment") is entered into as of June __, 1995, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994 and (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender make a Term Loan to them in the principal amount of $1,560,000, and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. The following defined terms in Section 1.2 are hereby amended in their entirety to provide as follows:

               "EFFECTIVE DATE" shall mean the date Amendment No. 4 to the Loan and Security Agreement becomes effective.

                    "LOANS" means the Revolving Credit Advances, the Term Loan and all other extensions of credit hereunder (including Letters of Credit).

               "MAXIMUM REVOLVING AMOUNT" means $15,000,000 less the outstanding principal amount of the Term Loan.

               "TERM" means the Closing Date through the later of
          (x) December 20, 1996, or (y) the third anniversary of the advancing of the Term Loan.

               2.2. Section 1.2 is hereby further amended by adding the following defined term in the appropriate alphabetical order:
               "TERM LOAN" shall mean the Loans made pursuant to Section 2(o) hereof.

               "TERM LOAN RATE" shall mean an interest rate per annum equal to the (i) Alternate Base Rate PLUS (ii) two percent (2.00%).

               "TERM NOTE" shall mean the promissory note described in
          Section 2(o).

               2.3. A new Section 2(o) is hereby inserted in the Loan Agreement to provide as follows:

                    (o) TERM LOAN. Subject to the terms and conditions of this Agreement, Lender will make a Term Loan to Borrowers in the sum of $1,560,000. The Term Loan shall be advanced on the Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: thirty-six consecutive monthly installments, the first thirty-five (35) of which each shall be in the amount of $18,570.00 commencing on July 1, 1995 and payable on the first day of each month thereafter with the thirty-sixth (36th) and final payment in an amount equal to the unpaid principal amount of the Term Loan plus all accrued interest payable on the last day of the Term. The Term Loan shall be evidenced by and subject to the terms and conditions set forth in the secured promissory note ("Term Note") in substantially the form attached hereto as EXHIBIT 2(O). The Term Loan may be prepaid, in whole or in part, at the option of Borrowers but only (i) with the proceeds of Equipment and of General Intangibles relating to Equipment and/or (ii) except as specifically provided in the foregoing subsection (ii), from a source other than the proceeds of Collateral. All prepayments shall be applied to installments of the Term Loan in the inverse order of the maturities thereof.

               2.4. Section 5(a)(i) is hereby amended in its entirety to provide as follows:

               (i)  Except as modified by paragraphs 5 (a) (iii), (vi) and
                    (vii) below, Borrowers shall pay interest on the (X) unpaid principal balance of the Revolving Credit Advances for each day they are outstanding at the Contract Rate and (Y) outstanding principal amount of the Term Loan at the Term Loan Rate.

               2.5. Section 5(a)(vii) is hereby amended by adding the following sentence at the end thereof:

               "Only one reduction to the Contract Rate pursuant to this subsection (vii) shall occur while this Agreement is in effect."

               2.6. Section 5(b)(v) is hereby amended in its entirety to provide as follows:

               (v) RESTRUCTURING FEE. Borrowers shall pay to Lender on the Effective Date a fee in an amount equal to $18,000 which fee may be charged to Borrowers' account.

               3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., General Bearing and Hyatt as guarantors, (ii) four (4) copies of a limited guaranty executed by David Gussack in form and substance satisfactory to Lender and (iii) the Restructuring Fee in an amount equal to $18,000 (which fee shall be charged to Borrowers' account).

               4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrowers has any defense, counterclaim or offset with respect to the Loan Agreement.

               5. NOTICE OF MOVE. Borrowers shall give Lender not less than thirty (30) days' prior written notice of the date they will move out of the premises in Blauvelt, New York to West Nyack, New York, and Borrowers shall execute and deliver such UCC-3 financing statements amending Borrowers' mailing address as Lender and its counsel deem necessary.

               6.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

                                     [PAGE BREAK]
               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________



          CONSENTED AND AGREED TO:

          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________


     [PAGE BREAK]

                                   AMENDMENT NO. 5

                                          TO

                             LOAN AND SECURITY AGREEMENT


                    THIS AMENDMENT NO. 5 ("Amendment") is entered into as of March 1, 1996, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 616 Route 303, Blauvelt, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994 and (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995 (as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender provide an overadvance facility for a ten (10) day period commencing on the Effective Date (as defined below), and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. Paragraph 1.2 of the Loan Agreement is hereby amended as follows:

               (a) the following defined terms are hereby inserted in appropriate alphabetical order:

               "OVERADVANCE GUARANTY" shall mean the guaranty executed by David Gussack guaranteeing to Lender the amount of $300,000.

               "OVERADVANCE AMOUNT" shall mean for the period commencing on the Effective Date through March 14, 1996, $300,000 and thereafter, $0.

               (b) the following defined terms are hereby amended in their entirety:

               "EFFECTIVE DATE" shall mean the date on which Amendment No. 5 to the Loan and Security Agreement becomes effective.

                    "LOANS" means the Revolving Credit Advances, the Term Loan and all other extensions of credit hereunder (including Letters of Credit and the Overadvance Amount).

               2.2. Section 2(a)(y) is hereby amended in its entirety to provide as follows:

                (y)  an amount equal to the sum of:

                    (i)  Receivables Availability; PLUS

                   (ii)  Inventory Availability; PLUS

                   (iii) the Overadvance Amount; MINUS"

                   (iv) the aggregate amount of outstanding Letters of Credit; MINUS

                   (v) such reserves as Lender may reasonably deem proper and necessary from time to time.

                         The sum of 2(a)(y)(i) plus (ii) plus (iii) plus
          (v) shall be referred to as the "Formula Amount".

               3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., General Bearing and Hyatt as guarantors, (ii) four (4) copies of the Overadvance Guaranty executed by David Gussack in form and substance satisfactory to Lender and (iii) an overadvance fee in an amount equal to $3,000 (which fee shall be charged to Borrowers' account).
               4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrowers has any defense, counterclaim or offset with respect to the Loan Agreement.

               5.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________



          CONSENTED AND AGREED TO:



          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________


          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________


     [PAGE BREAK]

                              WAIVER AND AMENDMENT NO. 6

                                          TO

                             LOAN AND SECURITY AGREEMENT


                    THIS WAIVER AND AMENDMENT NO. 6 ("Amendment") is entered into as of March __, 1996, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995 and (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996 (as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Borrowers have requested that Lender provide an overadvance facility for a certain period of time commencing on the Effective Date (as defined below), and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

               2.1. Paragraph 1.2 of the Loan Agreement is hereby amended as follows:

               (a) the following defined terms are hereby inserted in appropriate alphabetical order:

               "AMENDMENT TO OVERADVANCE GUARANTY" shall mean the Amendment to the Overadvance Guaranty executed by David Gussack increasing the amount guaranteed under the Overadvance Guaranty to $1,700,000.

               "CD PLEDGE" shall mean the Collateral Deposit Letter executed by World pledging to Lender certificate of deposit number ____ issued by The Bank of New York in the amount of $250,000.00.

               "MORTGAGE" shall mean the Mortgage and Security Agreement executed by Realty granting Lender a first priority lien on the Real Property in form and substance satisfactory to Lender.

               "REAL PROPERTY" shall mean all of the right, title and interest of Realty in and to the premises located at 217 Route 59, West Nyack, New York.

               "REALTY" shall mean Gussack Realty Company, a ____ corporation.

               "WORLD" shall mean World Machinery Company, a _______ corporation.

               (b) the following defined terms are hereby amended in their entirety:

               "CONTRACT RATE" means an interest rate per annum equal to the (i) Alternate Base Rate PLUS (ii) two and one-half percent (2.50%), subject to adjustment pursuant to Section 5(a) hereof.

               "EFFECTIVE DATE" shall mean the date on which Waiver and Amendment No. 6 to the Loan and Security Agreement becomes effective.

               "OVERADVANCE AMOUNT" shall mean for the period commencing on
          (i) the Effective Date through April 30, 1996, $1,700,000, (ii) May 1, 1996 through May 31, 1996, $1,150,000, (iii) June 1, 1996 through June 30, 1996, $1,050,000, (iv) July 1, 1996 through
          August 31, 1996, $700,000, (v) September 1, 1996 through
          September 30, 1996, $650,000, (vi) October 1, 1996 through October 31, 1996, $450,000, (vii) November 1, 1996 through November 30, 1996, $300,000, (viii) December 1, 1996 through December 31, 1996, $150,000 and (ix) at all times thereafter, $0.

               2.2. Section 5(a) is hereby amended by inserting the following provision at the end thereof:

                    "(viii) Notwithstanding the foregoing, at such time
               that the Overadvance Amount is equal to the (i) dollar-for-dollar amount of the certificate of deposit referenced in the CD Pledge PLUS (ii) seventy percent (70%) of the fair market value of the Real Property (the events set forth in (i) and (ii) hereof shall be referred to as the "Reduction Events"), then, so long as the Reduction Events are continuous for the balance of the month in which the Reduction Events occur, the Contract Rate will be reduced by three-quarters of one percent (.75%) effective as of the first day of the month following the month in which the Reduction Events occur; PROVIDED, HOWEVER, if at any time following a reduction in the Contract Rate the Reduction Events are not satisfied, the Contract Rate will increase by three-quarters of one percent (.75%) effective immediately."

               2.3. Section 12 of the Loan Agreement is hereby amended as follows:

               (i) Subsections (n), (q) and (r) of Section 12 are hereby amended in their entirety to provide as follows:

                    "(n)  it shall not permit Tangible Net Worth at the end
               of each fiscal quarter set forth below to be less than the amount set forth opposite such date:

                         DATE           TANGIBLE NET WORTH

                    March 31, 1996           $2,365,000
                    June 30, 1996            $2,576,000
                    September 30, 1996       $2,835,000
                    December 31, 1996        $3,096,000
                       and thereafter

                    (q) it shall not permit the Fixed Charge Coverage at the end of each fiscal quarter set forth below to be less than the amount set opposite such date:

                         DATE           FIXED CHARGE COVERAGE

                    March 31, 1996           1.20 to 1.00
                    June 30, 1996            1.20 to 1.00
                    September 30, 1996       1.30 to 1.00
                    December 31, 1996        1.30 to 1.00
                       and thereafter

                    (r) it shall not permit the ratio of Current Assets to Current Liabilities at the end of each fiscal quarter set forth below to be less than the amount set forth opposite such date:

                         DATE                     RATIO

                    March 31, 1996           1.00 to 1.00
                    June 30, 1996            1.00 to 1.00
                    September 30, 1996        .90 to 1.00
                    December 31, 1996         .90 to 1.00
                       and thereafter

               Lender agrees to consider adjusting the covenants set forth above for each of Tangible Net Worth, Fixed Charge Coverage and ratio of Current assets to Current Liabilities for the fiscal quarters ending March 31, 1997, June 30, 1997, September 30, 1997, December 31, 1997 (collectively, the "'97 Periods"), March 31, 1998 and June 30, 1998
               (collectively, the "'98 Periods"). Borrower shall provide Lender with fiscal projections for the (i) '97 Periods no later than November 15, 1996 and (ii) '98 Periods no later than November 15, 1997, to enable Lender to make such determinations. However, nothing contained herein shall obligate Lender to amend any of the foregoing covenants."

               (ii) the "and" at the end of subsection (s) is hereby deleted in its entirety;

               (iii) the period at the end of subsection (t) is deleted and "; and" inserted in its place and stead; and

               (iv) a new subsection (u) is hereby added which provides as follows:

                    "(u) it will, within forty-five (45) days of the
               Effective Date, deliver to Lender (i) four (4) copies of the fully-executed Mortgage, (ii) a survey for the Real Property, (iii) an appraisal on the Real Property in form and substance satisfactory to Lender and (iv) a fully paid mortgagee title insurance policy (or binding commitment to issue a title insurance policy, marked to Lender's satisfaction to evidence the form of such policy to be delivered with respect to the Mortgage), in standard ALTA form, issued by a title insurance company satisfactory to Lender, in an amount equal to not less than the fair market value of the Real Property subject to the Mortgage, insuring the Mortgage to create a valid lien on the Real Property with no exceptions which Lender shall not have approved in writing and no survey exceptions and it will pay all filing fees and recording taxes related to the Mortgage; and"

               3. WAIVER. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Lender hereby waives the Events of Default which have occurred as a result of Borrower's non-compliance with the following provisions of the Loan
          Agreement:

               (a) Section 12(n), to the extent such Event of Default arose solely as a result of Borrower's failure to comply with the Tangible Net Worth requirement as of December 31, 1995.

               (b) Section 12(q), to the extent such Event of Default arose solely as a result of Borrower's failure to comply with the Fixed Charge Coverage requirement as of December 31, 1995.

               4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of Fisco Industries, Ltd., General Bearing and Hyatt as guarantors, (ii) four (4) copies of the Amendment to Overadvance Guaranty executed by David Gussack in form and substance satisfactory to Lender, (iii) four (4) copies of the executed CD Pledge and all related documents including, without limitation, a Notice of Assignment from World to The Bank of New York and a Confirmation of Assignment from The Bank of New York to Lender, all in form and substance satisfactory to Lender,
          (iv) an overadvance fee in an amount equal to $8,500 (which fee shall be charged to Borrowers' account), and (v) a waiver fee in the amount of $5,000 (which fee shall be charged to Borrower's account).

               5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrowers has any defense, counterclaim or offset with respect to the Loan Agreement.

               6.   EFFECT ON THE LOAN AGREEMENT.

               (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in SECTION 3 hereof, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               7. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               9. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]
                                     [PAGE BREAK]

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________

                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________



          CONSENTED AND AGREED TO:



          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________



     [PAGE BREAK]


                              WAIVER AND AMENDMENT NO. 7

                                          TO

                             LOAN AND SECURITY AGREEMENT

                    THIS WAIVER AND AMENDMENT NO. 7 ("Amendment") is entered into as of September 25, 1996, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND
                                      ----------

               Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995,
          (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996 and (vi) Waiver and Amendment No. 6 to Loan and Security Agreement dated as of March 22, 1996 (as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

               Based upon an inventory audit, Lender has increased the slow moving inventory reserve by $979,000 resulting in a loss of availability of $480,000. Borrowers have requested that Lender forbear from a scheduled reduction in the Overadvance Amount and to increase the Overadvance Amount to $1,130,000 for a certain period of time commencing on the Effective Date (as defined below), and Lender is willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1.   Definitions.  All capitalized terms not otherwise
                    -----------
          defined herein shall have the meanings given to them in the Loan Agreement.

               2.   Amendment to Loan Agreement.  Subject to satisfaction
                    ---------------------------
          of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

               2.1. Paragraph 1.2 of the Loan Agreement is hereby amended by amending certain defined terms in their entirety as follows:

               "Effective Date" shall mean the date on which Waiver and
                --------------
          Amendment No. 7 to the Loan and Security Agreement becomes effective.

               "Overadvance Amount" shall mean for the period commencing on
                ------------------
          (i) March 22, 1996 through April 30, 1996, $1,700,000, (ii) May
          1, 1996 through May 31, 1996, $1,150,000, (iii) June 1, 1996 through June 30, 1996, $1,050,000, (iv) July 1, 1996 through
          August 31, 1996, $700,000, (v) September 1, 1996 through
          September 24, 1996, $650,000, (vi) September 25, 1996 through October 31, 1996, $1,130,000, (vii) November 1, 1996 through
          November 30, 1996, $847,500, (viii) December 1, 1996 through December 31, 1996, $565,000, (ix) January 1, 1997 through January 31, 1997, $282,500 and (x) at all times thereafter, $0.

               2.2. Paragraph 2(a) is hereby amended by deleting "plus (v)" in the last line thereof.

               3.   Conditions of Effectiveness.  This Amendment shall
                    ---------------------------
          become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of David Gussack, Fisco Industries, Ltd., General Bearing and Hyatt as guarantors and by World Machinery Company, as pledgor, and (ii) an amendment to Collateral Deposit Letter executed by World Machinery Company in the form of Exhibit A annexed hereto and made a part hereof.

               4.   Representations and Warranties.  Each Borrower hereby
                    ------------------------------
          represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

               5.   Effect on the Loan Agreement.
                    ----------------------------

               (a)  Upon the effectiveness of Section 2 hereof, each
                                              ---------
          reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in Section 3
                                                               ---------
          hereof, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6.   Governing Law.  This Amendment shall be binding upon
                    -------------
          and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7.   Headings.  Section headings in this Amendment are
                    --------
          included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8.   Counterparts.  This Amendment may be executed by the
                    ------------
          parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                   GENERAL BEARING CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________


                          SIGNATURES CONTINUED ON NEXT PAGE


     [PAGE BREAK]


                                   HYATT RAILWAY PRODUCTS CORP.

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________


                                   THE BANK OF NEW YORK COMMERCIAL
                                     CORPORATION

                                   By: _______________________________
                                   Name: _____________________________
                                   Title: ____________________________



          CONSENTED AND AGREED TO:

          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________

          ________________________________
          David Gussack, Limited Guarantor


          WORLD MACHINERY COMPANY, as Pledgor


          By:______________________________
          Its______________________________



     [PAGE BREAK]


                                      EXHIBIT A


                                             September __, 1996


          The Bank of New York Commercial Corporation
          1290 Avenue of the Americas
          New York, NY 10104

          Gentlemen:

               Reference is made to the Collateral Deposit Letter dated March 22, 1996 from the undersigned to you (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

               The last sentence of the Agreement is hereby amended in its entirety to provide as follows:

               "This Agreement shall remain in full force and effect until
               (x) the value attributed to the Overadvance Amount (as such term is defined in the Loan Agreement) is $0, and (y) the amount of Revolving Credit Advances does not exceed the amount permitted to be outstanding pursuant to paragraph 2(a) of the Loan Agreement, but in no event shall this Agreement be terminated prior to January 31, 1997.

               In all other respects, the Agreement is unamended and remains in full force and effect and is hereby ratified and confirmed.

                                        Very truly yours,

                                        WORLD MACHINERY COMPANY


                                        By:___________________________
                                        Its:__________________________

          ACCEPTED:

          THE BANK OF NEW YORK
           COMMERCIAL CORPORATION


          By:___________________________
          Its:__________________________


     [PAGE BREAK]


                                   AMENDMENT NO. 8

                                          TO

                             LOAN AND SECURITY AGREEMENT


                    THIS AMENDMENT NO. 8 ("Amendment") is entered into as of October 31, 1996, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and THE BANK OF NEW YORK COMMERCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                      BACKGROUND
                                      ----------

                    Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April __, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995,
          (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No. 6 to Loan and Security Agreement dated as of March 22, 1996 and (vii) Waiver and Amendment No. 7 to Loan and Security Agreement dated as of September 25, 1996 (as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

                    Borrowers have requested that Lender forbear from a scheduled reduction in the Overadvance Amount and to increase the Overadvance Amount to $1,500,000 for a certain period of time commencing on the Effective Date (as defined below), and Lender is willing to do so on the terms and conditions hereafter set forth.

                    NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1.   Definitions.
                         -----------
                         All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                    2.   Amendment to Loan Agreement.
                         ---------------------------
                         Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                    2.1. Paragraph 1.2 of the Loan Agreement is hereby amended as follows:

                    (a) the following defined term is hereby inserted in appropriate alphabetical order:

                    "Amendment No. 8 Effective Date" shall mean the date on
                     ------------------------------
          which Amendment No. 8 to the Loan and Security Agreement becomes effective.

                    (b) the following defined term is hereby amended in its entirety:

                    "Overadvance Amount" shall mean for the period
                     ------------------
          commencing on (i) the Amendment No. 8 Effective Date through November 30, 1996, $1,500,000 (ii) December 1, 1996 through
          December 31, 1996, $1,350,000, (iii) January 1, 1997 through
          January 31, 1997, $1,200,000, (iv) February 1, 1997 through
          February 28, 1997, $1,050,000 (v) March 1, 1997 through March 31,
          1997, $1,000,000, (vi) April 1, 1997 through April 30, 1997,
          $850,000, (vii) May 1, 1997 through May 31, 1997, $500,000,
          (viii) June 1, 1997 through June 30, 1997, $200,000 and (ix) at all times thereafter, $0 provided, that, the "Overadvance Amount"
                                   --------  ----
          shall be $0 at all times after the CD Pledge, as amended, has been terminated.

                    2.2. The last line of Paragraph 2(a) is hereby amended in its entirety as follows:

                    The sum of 2(a)(y)(i) plus (ii) plus (iii) minus (v) shall be referred to as the "Formula Amount".

                    3. Section 5(b)(v) is hereby amended in its entirety to provide as follows:

                    (v)  Restructuring Fee. Borrowers shall pay to Lender
                         -----------------
                         on the Amendment No. 8 Effective Date a fee in an amount equal to $7,500 (the "Restructuring Fee") which may be charged to Borrowers' account.

                    4.   Conditions of Effectiveness.
                         ---------------------------
                         This Amendment shall become effective when Lender shall have received (i) four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of David Gussack, Fisco Industries, Ltd., General Bearing and Hyatt as guarantors and by World Machinery Company, as pledgor, (ii) the Restructuring Fee and (iii) an amendment to Collateral Deposit Letter executed by World Machinery Company in the form of Exhibit A annexed hereto and made a part hereof.

                    5.   Representations and Warranties.
                         ------------------------------
                         Each Borrower hereby represents and warrants as follows:

                         (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                         (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                         (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

                    6.   Effect on the Loan Agreement.
                         ----------------------------

                    (a)  Upon the effectiveness of Section 2 hereof, each
                                                   ---------
          reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                    (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                    (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                    7.   Governing Law.  This Amendment shall be binding
                         -------------
          upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                    8.   Headings.  Section headings in this Amendment are
                         --------
          included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                    9.   Counterparts.  This Amendment may be executed by
                         ------------
          the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                             GENERAL BEARING CORPORATION

                                             By: __________________________
                                             Name: ________________________
                                             Title: _______________________

                                             HYATT RAILWAY PRODUCTS CORP.

                                             By: __________________________
                                             Name: ________________________
                                             Title: _______________________

                                             THE BANK OF NEW YORK
                                               COMMERCIAL CORPORATION

                                             By: __________________________
                                             Name: ________________________
                                             Title: _______________________



          CONSENTED AND AGREED TO:

          FISCO INDUSTRIES, LTD.

          By:___________________________
          Name:_________________________
          Title:________________________

          GENERAL BEARING CORPORATION


          By:___________________________
          Name:_________________________
          Title:________________________


          HYATT RAILWAY PRODUCTS CORP.


          By:___________________________
          Name:_________________________
          Title:________________________

          ________________________________
          David Gussack, Limited Guarantor

                          SIGNATURES CONTINUED ON NEXT PAGE



     [PAGE BREAK]



          WORLD MACHINERY COMPANY, as Pledgor


          By:___________________________
          Its___________________________



     [PAGE BREAK]



                                      EXHIBIT A


                                                       October 31, 1996



          The Bank of New York Commercial Corporation
          1290 Avenue of the Americas
          New York, NY 10104

          Gentlemen:

                    Reference is made to the Collateral Deposit Letter dated March 22, 1996 as amended by the Letter Agreement dated September 25, 1996 from the undersigned to you (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

                    The last sentence of the Agreement is hereby amended in its entirety to provide as follows:

                    "This Agreement shall remain in full force and effect until (x) the value attributed to the Overadvance Amount (as such term is defined in the Loan Agreement) is $0 and the Borrowers notify Lender in writing that the Overadvance Amount shall remain at $0 at all times thereafter, and (y) the amount of Revolving Credit Advances does not exceed the amount permitted to be outstanding pursuant to paragraph 2(a) of the Loan Agreement.

                    In all other respects, the Agreement is unamended and remains in full force and effect and is hereby ratified and confirmed.

                                             Very truly yours,

                                             WORLD MACHINERY COMPANY


                                             By:___________________________
                                             Its:__________________________

          ACCEPTED:

          THE BANK OF NEW YORK
            COMMERCIAL CORPORATION


          By:___________________________
          Its:__________________________